UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 18, 2009 (August 17, 2009)

QNECTIVE, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-50494	57-1094726
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

Thurgauerstrasse 54, CH-8050, Zurich, Switzerland
(Address of principal executive offices)

Registrant’s telephone number, including area code +41-44-307-5020

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 17, 2009 the Board of Directors of Qnective, Inc. (the “Company”) adopted an amendment to the Company’s Amended and Restated Equity Incentive Plan (the “Plan”) increasing the number of shares authorized to be issued pursuant to the Plan to six million (6,000,000) from three million (3,000,000).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10.1 Amendment to the Amended and Restated Equity Incentive Plan of Qnective, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2009	QNECTIVE, INC.

	By:	/s/ Oswald Ortiz
Oswald Ortiz
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.                                           Description

Exhibit 10.1                                           Amendment to the Amended and Restated Equity Incentive Plan of Qnective, Inc.